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                                 EXHIBIT 23.1

                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 2-80631, 33-20553, 33-21962, 33-24261, 33-63108,
33-47814, and 33-47815) of Petrolite Corporation of our report dated November 22, 1996, appearing on page--- in this Annual Report on Form 10-K.



/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP
St. Louis, Missouri
January 29, 1997


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